UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2012

EAGLE MATERIALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3811 TURTLE CREEK BLVD., SUITE 1100 DALLAS, TEXAS	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 432-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, on September 26, 2012, Eagle Materials Inc. (the “Company”), Audubon Materials LLC, a wholly owned subsidiary of the Company (“Eagle Sub”), Lafarge North America Inc. (“Lafarge North America”), Lafarge Building Materials Inc., Quicksilver 2005, LLC and Lafarge Midwest, Inc. (together with Lafarge North America, the “Sellers”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Eagle Sub will acquire certain assets used by the Sellers in connection with the business (the “Lafarge Target Business”) of producing, marketing and selling Portland cement and concrete in Kansas, Missouri and Oklahoma. The purchase price (the “Purchase Price”) to be paid by the Company in this transaction (the “Acquisition”) is approximately $446.0 million in cash (including working capital, subject to customary post-closing adjustments). In addition, Eagle Sub will assume certain liabilities, including accounts payable, contractual obligations, reclamation obligations and other liabilities related to the Lafarge Target Business.

The Company is filing this report in order to make available (i) the audited financial statements of the Lafarge Target Business as of December 31, 2010 and 2011 and for the years then ended, (ii) the unaudited financial statements of the Lafarge Target Business as of June 30, 2011 and 2012 and for the six-month periods then ended and (iii) the pro forma financial statements of the Company as of June 30, 2012 and for the three months ended June 30, 2012 and twelve months ended March 31, 2012, which give effect to the Acquisition on the basis described therein. The foregoing are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively. As a result of the filing of this Current Report on Form 8-K, the financial statements referred to above will be incorporated into the Company’s automatic shelf registration Statement on Form S-3 (File No. 333-181767), as amended and supplemented to date, filed with the Securities and Exchange Commission on May 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Description
23.1	—	Consent of Independent Auditors – Ernst & Young LLP.

99.1	—	Audited carve-out financial statements and the notes related thereto of the Lafarge Target Business for the years ended December 31, 2010 and 2011.

99.2	—	Unaudited carve-out financial statements and the notes related thereto of the Lafarge Target Business for the six months ended June 30, 2011 and 2012.

99.3	—	Unaudited condensed combined pro forma financial statements and the notes related thereto of Eagle Materials Inc. as of June 30, 2012 and for the three months ended June 30, 2012 and the fiscal year ended March 31, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: September 26, 2012

EXHIBIT INDEX

Exhibit Number		Description
23.1	—	Consent of Independent Auditors – Ernst & Young LLP.

99.1	—	Audited carve-out financial statements and the notes related thereto of the Lafarge Target Business for the years ended December 31, 2010 and 2011.

99.2	—	Unaudited carve-out financial statements and the notes related thereto of the Lafarge Target Business for the six months ended June 30, 2011 and 2012

99.3	—	Unaudited condensed combined pro forma financial statements and the notes related thereto of Eagle Materials Inc. as of June 30, 2012 and for the three months ended June 30, 2012 and the fiscal year ended March 31, 2012.